Exhibit 10.2
AMENDMENT TO STOCK OPTION AND STOCK AWARD AGREEMENTS
     This Amendment to Stock Option and Stock Award Agreements (the “Amendment”) is made as of April 6, 2008 by ev3 Inc. (the “Corporation”) and relates to certain stock options and shares of restricted stock granted to James M. Corbett (the “Grantee”) under the Corporation’s Second Amended and Restated 2005 Incentive Stock Plan, the ev3 LLC Amended and Restated 2003 Incentive Plan, the Micro Therapeutics, Inc. 1996 Stock Incentive Plan, as amended or any other equity incentive plan of the Corporation or its predecessors.
     WHEREAS, the Corporation has previously granted to Grantee options (the “Options”) to purchase shares of the Common Stock, par value $0.01 per share, of the Corporation (the “Stock”) evidenced by Stock Option Agreements by and between the Corporation and Grantee (the “Option Agreements”) and set forth on Exhibit A hereto;
     WHEREAS, the Corporation has previously granted to Grantee restricted shares of the Common Stock, par value $0.01 per share (the “Restricted Stock”), of the Corporation, evidenced by Restricted Stock Agreements by and between the Corporation and Grantee (the “Restricted Stock Agreements”) and set forth on Exhibit A hereto;
     WHEREAS, on April 6, 2008, the Corporation and Grantee are entering into a Separation Agreement and Release of Claims (the “Separation Agreement”) pursuant to which Grantee will become entitled to certain payments from the Corporation in exchange for a release of any claims Grantee may have against the Corporation;
     WHEREAS, the Separation Agreement sets forth certain rights that Grantee has with respect to his outstanding Options and Restricted Stock; and
     WHEREAS, the Board of Directors of the Corporation (the “Board”) has determined that it is in the best interests of the Corporation and its stockholders to amend the Option Agreements and Restricted Stock Agreements, effective as of April 6, 2008, to accelerate the vesting of certain of the Options and shares of Restricted Stock and to amend the period during which certain Options can be exercised.
     NOW, THEREFORE, the Option Agreements and Restricted Stock Agreements are hereby amended as follows:
     1. With respect to the Options that have already vested as of April 6, 2008, the expiration date for the exercise thereof shall be extended until July 5, 2010, but in no event beyond the original term of each such Option.
     2. With respect to the Options and shares of Restricted Stock that are not vested as of April 6, 2008 but that otherwise would have vested by April 5, 2010 had Grantee’s service with the Corporation continued to that date, the vesting thereof shall be fully accelerated as of April 6, 2008 and the expiration date for the exercise of such Options shall be extended until July 5, 2010, but in no event beyond the original term of each such Option. With respect to shares of Restricted Stock that become vested pursuant to this Section 2, the Corporation shall withhold from the vested shares of Stock deliverable to Grantee the number of shares of Stock necessary to satisfy the minimum statutory federal and state tax withholding requirements which the Corporation determines are applicable to the vesting of such shares of Restricted Stock.
     3. With respect to the Options and shares of Restricted Stock that are not vested and otherwise would have vested only if Grantee’s service with the Corporation had continued beyond April 5, 2010, there shall be no further vesting and such Options and shares of Restricted Stock shall immediately terminate in accordance with the terms of the applicable grant documentation.
     4. Except as expressly provided herein, the terms and conditions of the Option Agreements and Restricted Stock Agreements shall remain in full force and effect and shall be binding on the Corporation and the Grantee.
     IN WITNESS WHEREOF, the Corporation has duly executed and delivered this Amendment, or has caused this Amendment to be duly executed and delivered in its name and on its behalf, as of the day and year first above written.

EV3 INC.

By:	/s/ Kevin Klemz

Its:	Senior Vice President and Chief Legal Officer

EXHIBIT A
James M. Corbett Option Grants and Restricted Stock Awards

					Shares Currently
					Outstanding
					under the Option	Total Shares That
	Grant				/ Restricted	Would Have
Grant No.	Date	Plan	Type	Price	Stock Award	Vested at 4/5/2010
00000695	1/2/2002	Micro Therapeutics, Inc. 1996 Stock Incentive Plan, as amended	Incentive Stock Option	$13.2300	7,620	7,620

00000696	1/14/2002	Micro Therapeutics, Inc. 1996 Stock Incentive Plan, as amended	Non-Qualified Stock Option	$14.7000	23,814	23,814

00000804	6/4/2002	Micro Therapeutics, Inc. 1996 Stock Incentive Plan, as amended	Incentive Stock Option	$9.1300	4,762	4,762

00000878	5/22/2003	Micro Therapeutics, Inc. 1996 Stock Incentive Plan, as amended	Non-Qualified Stock Option	$6.4700	1,905	1,905

00000951	5/20/2004	Micro Therapeutics, Inc. 1996 Stock Incentive Plan, as amended	Non-Qualified Stock Option	$8.7552	1,905	1,905

00001121	5/26/2005	Micro Therapeutics, Inc. 1996 Stock Incentive Plan, as amended	Non-Qualified Stock Option	$8.3983	1,905	1,905

ev21	6/20/2002	ev3 LLC Amended and Restated 2003 Incentive Plan	Incentive Stock Option	$3.5400	4,230	4,230

ev52	6/20/2002	ev3 LLC Amended and Restated 2003 Incentive Plan	Incentive Stock Option	$8.8200	10,561	10,561

90	8/7/2002	ev3 LLC Amended and Restated 2003 Incentive Plan	Non-Qualified Stock Option	$8.8200	21,996	21,996

					Shares Currently
					Outstanding
					under the Option	Total Shares That
	Grant				/ Restricted	Would Have
Grant No.	Date	Plan	Type	Price	Stock Award	Vested at 4/5/2010
620	4/7/2003	ev3 LLC Amended and Restated 2003 Incentive Plan	Non-Qualified Stock Option	$8.8200	10,838	10,838

1078	10/29/2003	ev3 LLC Amended and Restated 2003 Incentive Plan	Non-Qualified Stock Option	$8.8200	16,710	16,710

1080	1/1/2004	ev3 LLC Amended and Restated 2003 Incentive Plan	Non-Qualified Stock Option	$8.8200	10,416	10,416

1174	7/29/2004	ev3 LLC Amended and Restated 2003 Incentive Plan	Non-Qualified Stock Option	$8.8200	31,250	31,250

1243	1/7/2005	ev3 LLC Amended and Restated 2003 Incentive Plan	Non-Qualified Stock Option	$8.8200	52,083	52,083

1394	7/1/2005	ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan	Non-Qualified Stock Option	$14.0000	300,000	300,000

RD000017	1/20/2006	ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan	Non-Qualified Stock Option	$16.0500	200,000	200,000

RD000147	1/22/2007	ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan	Non-Qualified Stock Option	$17.6700	100,000	79,167

RD000246	10/4/2007	ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan	Non-Qualified Stock Option	$16.6400	100,000	62,500

RS000001	12/29/2005	ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan	Restricted Stock Award	$—	50,000	50,000

					Shares Currently
					Outstanding
					under the Option	Total Shares That
	Grant				/ Restricted	Would Have
Grant No.	Date	Plan	Type	Price	Stock Award	Vested at 4/5/2010
RS000034	1/22/2007	ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan	Restricted Stock Award	$—	32,895	21,930

RS000306	10/4/2007	ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan	Restricted Stock Award	$—	43,860	21,930

TOTAL:					1,026,750	935,522